UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02556

Name of Fund:  Ready Assets Prime Money Fund

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, Ready Assets Prime Money

Fund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 04/30/2015

Date of reporting period: 04/30/2015

Item 1 – Report to Stockholders

APRIL 30, 2015

ANNUAL REPORT

Ready Assets Prime Money Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	READY ASSETS PRIME MONEY FUND	APRIL 30, 2015

The Markets in Review

Dear Shareholder,

Financial market performance was generally positive for the 6- and 12-month periods ended April 30, 2015, although volatility increased from the remarkably low levels seen in recent years. In 2014, as the U.S. Federal Reserve (the “Fed”) gradually reduced its bond buying program (which ultimately ended in October), U.S. interest rates surprisingly trended lower and stock prices forged ahead despite high valuations on the back of a multi-year bull market.

Around mid-year, however, geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile, stoking worries about economic growth outside the United States. As the U.S. economy continued to post stronger data, investors grew concerned that the Fed would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

U.S. economic growth picked up considerably in the fourth quarter while the broader global economy showed signs of slowing. U.S. markets significantly outperformed international markets during this period even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy, which drove further strengthening in the U.S. dollar. Oil prices plummeted due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and stress in emerging markets. Fixed income investors piled into U.S. Treasuries as their persistently low yields became attractive as compared to international sovereign debt.

Equity markets reversed in 2015, with U.S. stocks underperforming international markets. Investors had held high expectations for the U.S. economy, but after a harsh winter, first-quarter data disappointed and high valuations took their toll on U.S. stocks. The continued appreciation of the dollar was an additional headwind for exporters. Although U.S. economic momentum had broadly weakened, the labor market — a key determinant for the Fed’s decision on the future of interest rate policy — showed improvement, keeping investors on edge about when to expect the first rate hike.

In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. The ECB’s asset purchase program was the largest in scale and effect on the markets. Global sentiment improved with a ceasefire in Ukraine and an improving outlook for Greece’s continued membership in the eurozone. Emerging market stocks rebounded in April as oil prices appeared to stabilize.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	4.40%	12.98%
U.S. small cap equities (Russell 2000® Index)	4.65	9.71
International equities (MSCI Europe, Australasia, Far East Index)	6.81	1.66
Emerging market equities (MSCI Emerging Markets Index)	3.92	7.80
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.59	8.03
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	2.06	4.46
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.27	4.86
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.52	2.59
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Money Market Overview

For the 12-Month Period Ended April 30, 2015

The Federal Open Market Committee (“FOMC”) maintained the federal funds rate (the key overnight lending rate) in the target range of 0.00% to 0.25% during the 12-month period ended April 30, 2015. The FOMC’s statement released at the conclusion of their April 29 meeting was mostly in line with market expectations. The statement acknowledged that growth had slowed during the first quarter but the FOMC attributed this, at least in part, to transitory weakness in energy and import prices. The FOMC stated that they remain “reasonably confident that inflation will move back to its 2% objective over the medium term” as the impact of these factors is expected to dissipate. Additionally, the statement omitted any calendar reference with regard to a rate hike as the focus was placed instead on labor and inflation data. This marked the first time in six years that the FOMC provided no calendar-based guidance. Anticipation of a pending rate increase remains tempered following the most recent forecasts that were released after the FOMC’s March 18 meeting. These forecasts included a slightly lower outlook for 2015 and 2016 gross domestic product (“GDP”), reduced inflation forecasts and a revised prediction for the unemployment rate falling further than thought a few months earlier. Officials also slashed their median estimate for the federal funds rate to 0.625% for the end of 2015 from the 1.125% estimated in December 2014.

Chairwoman Yellen followed the release of the March statement with a scheduled press conference in which she further clarified the FOMC’s views. Ms. Yellen stressed that there had been no firm decision on the timing of a first rate hike. Regarding the FOMC’s lower GDP forecasts, Ms. Yellen stated that she continues to view the U.S. economy as growing moderately and continued to characterize inflation weakness as transitory. She explained that there is “no simple answer” for when to raise rates, noting that the FOMC should be neither premature nor behind the curve in its decision.

In the eurozone, slow economic growth combined with falling inflation measures compelled the European Central Bank (“ECB”) to cut its key rates by 0.10% in July, and an additional 0.10% in September, boldly taking the deposit rate to a negative 0.20%. In late 2014, the central bank implemented an asset purchase program focused on asset-backed securities and covered bonds. In January 2015, the ECB announced a larger-than-expected bond-buying program, which ECB President Mario Draghi referred to as the final part of a set of policies that include buying €1.1 trillion of government bonds, European institutional debt and private sector assets between March 2015 and September 2016. The ECB improved its prediction for economic growth this year to 1.5%, up from 1% previously, and anticipated that low inflation would persist in the months ahead before prices begin to rise in late 2015, with 1.8% inflation in 2017.

London Interbank Offered Rates (“LIBOR”) moved slightly higher over the period amid speculation of a possible rate hike from the Federal Reserve (the “Fed”) in mid- to late-2015. The benchmark three-month LIBOR ended the period at 0.278%, which is just over five basis points (0.05%) higher than it had been 12 months prior.

In the short-term tax-exempt market, conditions remained stable with strong demand and low supply. During the 12-month period, the benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt variable rate demand notes (“VRDNs”) as calculated by Municipal Market Data, ranged between an all-time low of 0.02% and a high of 0.11%, averaging just 0.04% for the period. VRDN new issuance was light as municipal issuers focused on issuing longer term bonds at attractive low yield levels. As monetary policy continued to be accommodative, VRDN demand remained well supported by market participants desiring defensive positions heading into an eventual rising rate environment. As a result, dealer VRDN inventory remained at manageable levels, keeping rates in check. In fact, the SIFMA Index remained at its all-time low of 0.02% for an unprecedented 14 consecutive weeks to begin 2015. Finally, as tax-exempt money funds experienced outflows in April, which is a seasonal trend driven by shareholders redeeming shares to pay their federal and state income tax bills, the SIFMA Index moved higher to end the period at 0.11% as VRDN inventory accumulated on dealer balance sheets.

Given the continued improvement in the fiscal health of municipal finances, issuer’s needs for short-term borrowing continued to decline year-over-year, causing a lower supply of one-year fixed-rate notes in the municipal market and keeping rates relatively low. June marked the beginning of “note season,” when municipalities typically issue the bulk of their one-year tax and revenue anticipation notes. Generally speaking, municipal money market funds seek to take advantage of note season to extend their weighted average maturity, pick up yield, and diversify beyond bank exposure in the form of VRDN credit enhancement. Recently, municipal money fund investors have become more selective within one-year securities, and maturities beyond six months have experienced spread widening given the low levels and the growing anticipation of the first increase in short-term rates by the Fed. One-year municipal note yields ended the period at 0.20%, up five basis points for the 12-month period according to Municipal Market Data. As a change to the FOMC’s monetary policy remains on the horizon and fund investors face unprecedented money market fund reform, the desire to maintain defensive positioning is strong. Thus, issuers will soon need to offer greater yield premiums to entice buyers to extend out to the full year maturity, causing the short-term municipal yield curve to steepen.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	READY ASSETS PRIME MONEY FUND	APRIL 30, 2015

Fund Information as of April 30, 2015

Investment Objective

Ready Assets Prime Money Fund’s (the “Fund”) investment objective is to seek preservation of capital, liquidity and the highest possible current income consistent with this objective available from investing in a diversified portfolio of short-term money market securities.

Current Seven-Day Yields

	7-Day SEC Yield	7-Day Yield
As of April 30, 2015	0.00%	0.00%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results.

Portfolio Composition

Percent of Net Assets
Certificates of Deposit	39%
Commercial Paper	34
Repurchase Agreement	14
U.S. Treasury Obligations	8
Time Deposits	3
Corporate Notes	2

Total	100%

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on November 1, 2014 and held through April 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During the Period[1]	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During the Period[1]	Annualized Expense Ratio
Ready Assets Prime Money Fund	$1,000.00	$1,000.10	$1.24	$1,000.00	$1,023.55	$1.25	0.25%

[1]	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

READY ASSETS PRIME MONEY FUND	APRIL 30, 2015	5

Schedule of Investments April 30, 2015	(Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Domestic — 3.1%
Citibank NA, NY, 0.25%, 5/11/15	$8,000	$8,000,000
State Street Bank & Trust, 0.32%, 10/01/15 (a)	13,000	13,000,000
Wells Fargo Bank NA (a):
0.29%, 11/30/15	25,000	25,000,000
0.30%, 12/08/15	25,000	25,000,000

		71,000,000
Yankee (b) — 36.0%
Bank of Montreal, Chicago:
0.20%, 5/05/15	30,000	30,000,000
0.31%, 2/26/16 (a)	45,000	45,000,000
Bank of Nova Scotia, Houston, 0.26%, 11/06/15 (a)	30,000	30,000,000
Canadian Imperial Bank of Commerce, NY (a):
0.34%, 6/01/15	44,745	44,745,000
0.25%, 6/17/15	25,725	25,725,000
Credit Agricole CIB, NY:
0.25%, 6/02/15	51,000	51,000,000
0.30%, 8/03/15	10,000	10,000,000
Credit Industriel et Commercial, NY:
0.39%, 9/03/15	25,000	25,000,000
0.31%, 9/16/15 (a)	9,000	9,000,000
Credit Suisse, NY, 0.29%, 6/15/15	45,000	45,000,000
DNB Bank ASA, NY, 0.12%, 5/05/15	73,000	73,000,000
National Bank of Canada, NY (a):
0.37%, 7/10/15	15,600	15,600,000
0.28%, 8/17/15	23,000	23,000,000
0.28%, 10/20/15	25,000	25,000,000
Natixis, NY, 0.28%, 6/03/15	35,000	35,000,000
Nordea Bank Finland PLC, NY, 0.24%, 5/19/15	37,500	37,499,906
Norinchukin Bank, NY, 0.33%, 10/20/15 (a)	5,000	5,000,000
Rabobank Nederland NV, NY (a):
0.31%, 9/16/15	40,000	40,000,000
0.27%, 12/21/15	10,000	10,000,000
Sumitomo Mitsui Banking Corp, NY, 0.25%, 5/27/15	25,000	25,000,000
Sumitomo Mitsui Trust Bank Ltd., NY:
0.25%, 5/21/15	10,000	10,000,000
0.32%, 7/28/15	41,000	41,000,000
Toronto-Dominion Bank, NY:
0.22%, 5/18/15 (a)	25,000	25,000,268
0.27%, 9/04/15 (a)	50,000	50,000,000
0.35%, 9/10/15	12,000	12,000,000
0.29%, 2/25/16 (a)	23,000	23,000,000
Westpac Banking Corp., NY (a):
0.26%, 5/05/15	14,000	14,000,000
0.27%, 8/26/15	32,000	32,000,000

		811,570,174
Total Certificates of Deposit — 39.1%		882,570,174

Commercial Paper
Antalis US Funding Corp., 0.13%, 5/05/15 (c)(d)	20,000	19,999,711
Bedford Row Funding Corp. (a):
0.32%, 3/02/16	7,000	7,000,000
0.32%, 3/24/16	10,000	10,000,000
BNP Paribas Finance, Inc. (c):
0.10%, 5/05/15	50,000	49,999,444
0.23%, 5/26/15	10,000	9,998,403
Commercial Paper	Par (000)	Value
BNP Paribas SA, NY, 0.10%, 5/07/15 (c)	$30,000	$29,999,500
Caisse Centrale Desjardins du Quebec, 0.12%, 5/05/15 (c)	10,000	9,999,867
Chariot Funding LLC, 0.31%, 10/20/15 (c)	15,000	14,977,783
Ciesco LLC, 0.28%, 8/11/15 (c)	9,029	9,021,837
Collateralized Commercial Paper Co. LLC (c):
0.40%, 7/07/15	15,000	14,988,833
0.39%, 7/17/15	40,000	39,966,633
Commonwealth Bank of Australia, 0.30%, 3/31/16 (a)	10,000	9,999,139
CRC Funding LLC, 0.25%, 6/05/15 (c)	22,000	21,994,653
Duke Energy Corp., 0.55%, 5/04/15 (c)	4,000	3,999,817
Erste Abwicklungsanstalt (c):
0.25%, 6/11/15	15,000	14,995,729
0.19%, 7/02/15	10,000	9,996,728
0.30%, 10/29/15 (d)	11,500	11,482,654
General Electric Capital Corp.:
0.22%, 6/04/15 (c)	25,500	25,494,702
0.24%, 6/16/15 (c)	17,000	16,994,787
0.27%, 11/06/15 (a)	35,000	35,000,000
HSBC Bank PLC, 0.27%, 10/23/15 (a)(d)	10,000	10,000,000
Hyundai Capital America, 0.55%, 6/08/15 (c)	8,000	7,995,356
Jupiter Securitization Co. LLC (c):
0.27%, 7/07/15	29,250	29,235,302
0.26%, 8/13/15	13,000	12,990,236
0.30%, 10/07/15	8,000	7,989,400
Liberty Street Funding LLC, 0.18%, 5/13/15 (c)	20,000	19,998,800
Mitsubishi UFJ Trust & Banking Corp., 0.24%, 7/09/15 (c)(d)	10,000	9,995,400
National Australia Bank Ltd., 0.27%, 11/05/15 (a)	16,500	16,500,000
National Australia Funding Delaware, Inc., 0.26%, 8/11/15 (a)(d)	30,000	30,000,000
Natixis, NY (c):
0.14%, 5/01/15	10,500	10,500,000
0.11%, 5/05/15	30,000	29,999,633
Nordea Bank AB, 0.30%, 10/09/15 (c)	6,535	6,526,232
NRW. BANK, 0.10%, 5/04/15 (c)	25,000	24,999,781
Old Line Funding LLC, 0.30%, 10/07/15 (c)	10,000	9,986,750
Skandinaviska Enskilda Banken AB (c):
0.24%, 7/06/15	22,500	22,490,100
0.26%, 8/07/15	13,500	13,490,445
Societe Generale SA, 0.26%, 6/01/15 (c)	25,000	24,994,403
Starbird Funding Corp., 0.32%, 5/27/15 (c)	15,000	14,996,533
Sumitomo Mitsui Banking Corp. (c):
0.24%, 6/22/15	5,000	4,998,267
0.27%, 7/10/15	10,000	9,994,750
Sumitomo Mitsui Trust Bank Ltd., 0.26%, 7/06/15 (c)	20,000	19,990,467
Svenska Handelsbanken AB, 0.26%, 7/15/15 (c)(d)	40,000	39,978,750
Thunder Bay Funding LLC, 0.27%, 8/03/15 (c)	10,000	9,992,950
Westpac Banking Corp., 0.25%, 7/02/15 (a)(d)	18,750	18,749,837
Total Commercial Paper — 34.2%		772,303,612

Corporate Notes
Sumitomo Mitsui Banking Corp., 1.35%, 7/18/15	22,000	22,040,707
Svenska Handelsbanken AB, 0.33%, 7/15/15 (a)(d)	20,200	20,200,000
Total Corporate Notes — 1.9%		42,240,707

See Notes to Financial Statements.

6	READY ASSETS PRIME MONEY FUND	APRIL 30, 2015

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Time Deposits	Par (000)	Value
Barclays Bank PLC, NY, 0.14%, 5/01/15	$46,000	$46,000,000
ING Bank NV Amsterdam, 0.14%, 5/04/15	10,000	10,000,000
Total Time Deposits — 2.5%		56,000,000

U.S. Treasury Obligations
U.S. Treasury Notes:
0.25%, 7/15/15	47,000	47,009,180
0.25%, 8/15/15	35,000	35,015,563
1.25%, 8/31/15	20,000	20,075,547
0.38%, 11/15/15	26,000	26,034,725
0.09%, 4/30/16 (a)	51,293	51,293,101
Total U.S. Treasury Obligations — 7.9%		179,428,116

Repurchase Agreements
Credit Suisse Securities (USA) LLC, 0.40%, 5/01/15 (Purchased on 3/03/15 to be repurchased at $38,426,174, collateralized by a Corporate/Debt Obligation, 0.00% due 3/18/44, original par and fair values of $85,720,000 and $46,083,745, respectively) (a)	38,401	38,401,000
Total Value of Credit Suisse Securities (USA) LLC (collateral value of $46,083,745)		38,401,000
Goldman Sachs & Co., 0.16%, 5/06/15 (Purchased on 4/29/15 to be repurchased at $40,001,244, collateralized by various U.S. Government Sponsored Agency Obligations, 4.87% to 7.42% due 10/20/32 to 3/16/45, original par and fair values of $830,581,809 and $42,800,000, respectively)	40,000	40,000,000
Goldman Sachs & Co., 0.16%, 5/07/15 (Purchased on 4/30/15 to be repurchased at $28,000,871, collateralized by various U.S. Government Sponsored Agency Obligations, 2.50% to 36.72% due 7/15/21 to 4/15/45, original par and fair values of $132,089,774 and $29,376,133, respectively)	28,000	28,000,000
Total Value of Goldman Sachs & Co. (collateral value of $72,176,133)		68,000,000
J.P. Morgan Securities LLC, 0.56%, 5/19/15 (Purchased on 2/18/15 to be repurchased at $5,007,000, collateralized by various Corporate/Debt Obligations, 0.42% to 2.06%, due 1/25/35 to 12/28/36, par and fair values of $22,490,000 and $6,003,065, respectively)	5,000	5,000,000
Total Value of J.P. Morgan Securities LLC (collateral value of $6,003,065)		5,000,000
Mizuho Securities USA, Inc., 0.15%, 5/01/15 (Purchased on 4/30/15 to be repurchased at $70,000,292 collateralized by various U.S. Government Sponsored Agency Obligations, 5.42% to 5.97% due 1/15/45 to 5/25/45, original par and fair values of $324,920,292 and $74,900,000, respectively)	70,000	70,000,000
Repurchase Agreements	Par (000)	Value
Mizuho Securities USA, Inc., 1.13%, 6/01/15 (Purchased on 4/30/15 to be repurchased at $30,030,133, collateralized by various U.S. Government Sponsored Agency Obligations, 5.47% to 6.47% due 2/20/38 to 7/25/39, original par and fair values of $816,680,237 and $32,100,000, respectively) (e)	$30,000	$30,000,000
Total Value of Mizuho Securities USA, Inc. (collateral value of $107,000,000)		100,000,000
Morgan Stanley & Co. LLC, 0.09%, 5/01/15 (Purchased on 4/30/15 to be repurchased at $68,968,172, collateralized by various U.S. Government Sponsored Agency Obligations, 3.50% to 9.50% due 10/01/15 to 2/01/45, original par and fair values of $99,312,183 and $71,037,040, respectively)	68,968	68,968,000
Total Value of Morgan Stanley & Co. LLC (collateral value of $71,037,040)		68,968,000
RBC Capital Markets LLC, 0.37%, 6/04/15 (Purchased on 4/30/15 to be repurchased at $10,003,597, collateralized by various Corporate/Debt Obligations, 3.20% to 6.70%, due 3/04/20 to 3/15/45, par and fair values of $9,717,738 and $10,500,001, respectively) (e)	10,000	10,000,000
Total Value of RBC Capital Markets LLC (collateral value of $10,500,001)		10,000,000
Wells Fargo Securities LLC, 0.42%, 5/06/15 (Purchased on 2/04/15 to be repurchased at $17,018,048, collateralized by various Corporate/Debt Obligations, 3.60% to 6.75%, due 6/15/35 to 1/01/49, par and fair values of $16,453,653 and $17,850,001, respectively)	17,000	17,000,000
Wells Fargo Securities LLC, 0.51%, 7/09/15 (Purchased on 4/10/15 to be repurchased at $19,024,225, collateralized by various Corporate/Debt Obligations, 4.10% to 6.63%, due 6/15/35 to 5/15/67, par and fair values of $17,463,637 and $19,950,001, respectively)	19,000	19,000,000
Total Value of Wells Fargo Securities LLC (collateral value of $37,800,002)		36,000,000
Total Repurchase Agreements — 14.5%		326,369,000
Total Investments (Cost — $2,258,911,609*) — 100.1%		2,258,911,609
Liabilities in Excess of Other Assets — (0.1)%		(2,759,999)

Net Assets — 100.0%		$2,256,151,610

See Notes to Financial Statements.

READY ASSETS PRIME MONEY FUND	APRIL 30, 2015	7

Schedule of Investments (concluded)

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Variable rate security. Rate shown is as of report date.

(b)	Issuer is a U.S. branch of foreign domiciled bank.

(c)	Rates shown are discount rates paid at the time of purchase.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of April 30, 2015, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$2,258,911,609	—	$2,258,911,609
[1] See above Schedule of Investments for values in each security type.

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of April 30, 2015, cash of $15,575 is categorized as Level 1 within the disclosure hierarchy.

During the year ended April 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

8	READY ASSETS PRIME MONEY FUND	APRIL 30, 2015

Statement of Assets and Liabilities

April 30, 2015

Assets
Investments at value — unaffiliated (cost — $1,932,542,609)	$1,932,542,609
Repurchase agreements at value (cost — $326,369,000)	326,369,000
Cash	15,575
Capital shares sold receivable	3,508,137
Interest receivable	605,637
Prepaid expenses	63,192

Total assets	2,263,104,150

Liabilities
Capital shares redeemed payable	6,255,746
Investment advisory fees payable	138,368
Other affiliates payable	11,949
Officer’s and Trustees’ fees payable	9,490
Other accrued expenses payable	536,987

Total liabilities	6,952,540

Net Assets	$2,256,151,610

Net Assets Consist of
Paid-in capital	$2,256,088,057
Accumulated net realized gain	63,553

Net Assets, $1.00 net asset value per share, 2,256,088,056 shares outstanding, unlimited number of shares authorized, par value $0.10 per share	$2,256,151,610

See Notes to Financial Statements.

READY ASSETS PRIME MONEY FUND	APRIL 30, 2015	9

Statement of Operations

Year Ended April 30, 2015

Investment Income
Interest	$5,418,899

Expenses
Investment advisory	9,085,446
Service and distribution	2,863,417
Transfer agent	4,150,202
Accounting services	146,523
Registration	99,271
Professional	80,602
Custodian	75,184
Officer and Trustees	66,136
Printing	53,796
Miscellaneous	52,367

Total expenses	16,672,944
Less fees waived by the Manager	(8,390,840)
Less service and distribution fees waived	(2,863,417)
Less fees paid indirectly	(631)

Total expenses after fees waived and paid indirectly	5,418,056

Net investment income	843

Realized Gain
Net realized gain from investments	144,044

Net Increase in Net Assets Resulting from Operations	$144,887

See Notes to Financial Statements.

10	READY ASSETS PRIME MONEY FUND	APRIL 30, 2015

Statements of Changes in Net Assets

	Year Ended April 30,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$843	$944
Net realized gain	144,044	104,609

Net increase in net assets resulting from operations	144,887	105,553

Distributions to Shareholders From[1]
Net investment income	(1,730)	(944)
Net realized gain	(152,590)	(67,358)

Decrease in net assets resulting from distributions to shareholders	(154,320)	(68,302)

Capital Share Transactions
Net proceeds from sale of shares	1,945,482,062	1,892,621,401
Reinvestment of distributions	153,541	67,418
Costs of shares redeemed	(2,073,455,324)	(2,221,854,080)

Net decrease in net assets derived from capital transactions	(127,819,721)	(329,165,261)

Net Assets
Total decrease in net assets	(127,829,154)	(329,128,010)
Beginning of year	2,383,980,764	2,713,108,774

End of year	$2,256,151,610	$2,383,980,764

Undistributed net investment income, end of year	—	$887

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

READY ASSETS PRIME MONEY FUND	APRIL 30, 2015	11

Financial Highlights

	Year Ended April 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0001	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0001

Net increase from investment operations	0.0001	0.0000	0.0000	0.0000	0.0001

Distributions from:[2]
Net investment income	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]
Net realized gain	(0.0001)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0001)

Total distributions	(0.0001)	(0.0000)	(0.0000)	(0.0000)	(0.0001)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.01%	0.00%	0.00%	0.00%	0.01%

Ratios to Average Net Assets
Total expenses	0.72%	0.70%	0.69%	0.69%	0.68%

Total expenses after fees waived and paid indirectly	0.23%	0.23%	0.29%	0.26%	0.37%

Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%

Supplemental Data
Net assets, end of year (000)	$2,256,152	$2,383,981	$2,713,109	$3,008,136	$3,287,733

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

12	READY ASSETS PRIME MONEY FUND	APRIL 30, 2015

Notes to Financial Statements

1. Organization:

Ready Assets Prime Money Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Massachusetts business trust.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and reinvested daily. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Repurchase Agreements: The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each an “MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

READY ASSETS PRIME MONEY FUND	APRIL 30, 2015	13

Notes to Financial Statements (continued)

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $500 Million	0.500%
$500 Million — $1 Billion	0.400%
$1 Billion — $5 Billion	0.350%
$5 Billion — $10 Billion	0.325%
$10 Billion — $15 Billion	0.300%
$15 Billion — $20 Billion	0.275%
Greater than $20 Billion	0.250%

For the year ended April 30, 2015, the Fund reimbursed the Manager $23,471 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund entered into a Distribution Agreement and a Shareholder Servicing Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Shareholder Servicing Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution and service fees. The fees are accrued daily and paid monthly at the annual rate of 0.125% based upon the average daily net assets of the Fund.

The Manager and BRIL voluntarily agreed to waive a portion of management and service fees and/or reimburse operating expenses to enable the Fund to maintain minimum levels of daily net investment income. These amounts are reported in the Statement of Operations as fees waived by the Manager, or service and distribution fees waived. The Manager and BRIL may discontinue the waiver or reimbursement at any time.

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer and trustees in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended April 30, 2015, the sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $83,500,000.

5. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended April 30, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2015, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	4/30/2015	4/30/2014
Ordinary income	$147,166	$66,206
Long-term capital gains	7,154	2,096

Total	$154,320	$68,302

14	READY ASSETS PRIME MONEY FUND	APRIL 30, 2015

Notes to Financial Statements (concluded)

As of April 30, 2015, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$63,553

As of April 30, 2015, there were no significant differences between the book and tax components of net assets.

6. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Certain obligations held by the Fund have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. The Fund monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance period for amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Fund continues to evaluate its strategy to implement the new regulations.

7. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

READY ASSETS PRIME MONEY FUND	APRIL 30, 2015	15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Ready Assets Prime Money Fund:

We have audited the accompanying statement of assets and liabilities of Ready Assets Prime Money Fund (the “Fund”), including the schedule of investments, as of April 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ready Assets Prime Money Fund as of April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

June 22, 2015

Important Tax Information (Unaudited)

During the fiscal year ended April 30, 2015, the following information is provided with respect to the ordinary income distributions paid by the Fund:

Federal Obligation Interest[1]	0.0216%
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents[2]
May 2014 — December 2014	99.99%
January 2015 — April 2015	98.69%

[1]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresidents aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $0.000003155 per share to shareholders of record on December 2, 2014.

16	READY ASSETS PRIME MONEY FUND	APRIL 30, 2015

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Rodney D. Johnson 1941	Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 159 Portfolios	None
David O. Beim 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 159 Portfolios	None
Collette Chilton 1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 159 Portfolios	None
Frank J. Fabozzi 1948	Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	109 RICs consisting of 235 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 159 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; President, London Center for Policy Research since 2012; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 159 Portfolios	None
Ian A. MacKinnon 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 159 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 159 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 159 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 159 Portfolios	None

READY ASSETS PRIME MONEY FUND	APRIL 30, 2015	17

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Toby Rosenblatt 1938	Trustee	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 159 Portfolios	None
Mark Stalnecker 1951	Trustee	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate since 2001; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014.	33 RICs consisting of 159 Portfolios	None
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 159 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 159 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Independent Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

[3]    Date shown is the earliest date a person has served for the Fund. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Fund’s board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Trustee[4]
Barbara G. Novick 1960	Trustee	Since 2015	Vice Chairman of BlackRock since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock from 1988 to 2008.	109 RICs consisting of 235 Portfolios	None
[4] Ms. Novick is an “interested person,” as defined in the 1940 Act, of the Fund based on her position with BlackRock and its affiliates.

18	READY ASSETS PRIME MONEY FUND	APRIL 30, 2015

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Fund serve at the pleasure of the Board.
Further information about the Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 221-7210

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Trustees of the Fund and Ronald W. Forbes resigned as a Trustee of the Fund and Co-Chair of the Board. Effective January 1, 2015, Collette Chilton, Barbara G. Novick and Mark Stalnecker were appointed to serve as Trustees of the Fund.

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of the Fund and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Fund.

Effective May 18, 2015, Ian A. MacKinnon resigned as a Trustee of the Fund.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

	Transfer Agent Financial Data Services, Inc. Jacksonville, FL 32246	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

READY ASSETS PRIME MONEY FUND	APRIL 30, 2015	19

Additional Information

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (800) 221-7210.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 626-1960 and (2) on the SEC’s website at http://www.sec.gov.

20	READY ASSETS PRIME MONEY FUND	APRIL 30, 2015

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

READY ASSETS PRIME MONEY FUND	APRIL 30, 2015	21

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of a Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

RAPM-4/15-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Ready Assets Prime Money Fund	$26,713	$26,713	$0	$0	$9,792	$9,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

2

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Ready Assets Prime Money Fund	$9,792	$9,600

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

3

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ready Assets Prime Money Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Ready Assets Prime Money Fund

Date:	July 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Ready Assets Prime Money Fund

Date:	July 1, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Ready Assets Prime Money Fund

Date:	July 1, 2015

5